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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 8, 2002, incorporated by reference in this Form 10-K for the year ended December 31, 2001, into the Lufkin Industries, Inc. previously filed Form S-8 Registration Statements File No. 33-36976, File No. 33-62021 and File No. 333-07129.



ARTHUR ANDERSEN LLP


/s/ ARTHUR ANDERSEN LLP



Houston, Texas

March 26, 2002